EXHIBIT 10.11


                                          Pfizer
                                          Groton Laboratories
                                          Pfizer Inc.
                                          Eastern Point Road 8118/01
                                          Groton, CT 06340

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                                          Global Research & Development


                                          Berkeley W. Cue, Jr. Ph.D.
                                          Vice President
                                          Pharmaceutical Sciences
November 4, 2002

Bentley Pharmaceuticals, Inc.
65 Lafayette Road
Third Floor
North Hampton, NH 03862-2403

Dear Sir or Madam:

Pfizer Inc and Bentley Pharmaceuticals, Inc. hereby amend paragraph 3 of the Agreement between them with the Effective Date of October 29, 2001 ("2001 Agreement") relating to the feasibility of developing formulations for Pfizer Inc compounds to read:

     TERM: The term of this Agreement will begin on the Effective Date and continue to eighteen months after the Effective Date.

Except as modified hereby, all other terms and conditions of the 2001 Agreement remain in full force and effect.

Please indicate your acceptance of the amendment by executing this letter in the place indicated below.

                                        Very truly yours,


                                        /s/ Berkeley W. Cue, Jr.
                                        Berkeley W. Cue, Jr., Ph.D.

Agreed and accepted:

BENTLEY PHARMACEUTICALS, INC.


By:    /s/ James R. Murphy
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Name:  James R. Murphy
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Title:  President & CEO
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Date:   Nov. 13, 2002
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